UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2008

A. H. BELO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33741 (Commission File Number)	38-3765318 (I.R.S. Employer Identification No.)

P. O. Box 224866
Dallas, Texas	75222-4866
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2008, A. H. Belo Corporation announced its consolidated financial results for the quarter ended June 30, 2008. A copy of the announcement press release is furnished with this report as Exhibit 99.1.
In addition, A. H. Belo Corporation announced today that its Chief Executive Officer, Robert Decherd, has sent a letter to shareholders accompanied by a copy of the letter sent to A. H. Belo employees, both of which are posted on the Company’s Web site (www.ahbelo.com) in the Investor Relations section. A copy of the shareholder letter and the accompanying employee letter are furnished with this report as Exhibits 99.2 and 99.3.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	A. H. Belo Corporation Earnings Press Release dated July 28, 2008

99.2	A. H. Belo Corporation Shareholder Letter dated July 28, 2008

99.3	A. H. Belo Corporation Employee Letter dated July 28, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2008	A. H. BELO CORPORATION
	By:	/s/ Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

EXHIBIT INDEX
99.1	A. H. Belo Corporation Earnings Press Release dated July 28, 2008

99.2	A. H. Belo Corporation Shareholder Letter dated July 28, 2008

99.3	A. H. Belo Corporation Employee Letter dated July 28, 2008